UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 1, 2025

AEBI SCHMIDT HOLDING AG
(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Schulstrasse 4 Frauenfeld, Switzerland	CH-8500
(Address of Principal Executive Offices)	(Zip Code)

+41 44-308-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405  of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

On July 1, 2025, Aebi Schmidt Holding AG, a Switzerland Aktiengesellschaft (the “Company”), completed its acquisition of The Shyft Group, Inc., a Michigan corporation (the “Shyft”), pursuant to the Agreement and Plan of Merger, dated as of December 16, 2024 (as amended, restated or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Shyft and the other parties named therein.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (“SEC”) on July 1, 2025 regarding the completion of its acquisition of Shyft to include the historical financial statements of Shyft required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Shyft as of and for the year ended December 31, 2024, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, and unaudited financial statements of Shyft as of and for the three months ended March 31, 2025, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for the Company, after giving effect to the acquisition of Shyft and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23.2 of the Company’s Registration Statement on Form S-8 (SEC File No. 333-288446), filed with the SEC on July 1, 2025).

99.1
Audited consolidated financial statements of Shyft of December 31, 2024 and for the fiscal year ended December 31, 2024 and the notes related thereto and Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to pages 43 through 75 of Shyft’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (SEC File No. 001-33582), filed with the SEC on February 20, 2025).

99.2
Unaudited condensed consolidated financial statements of Shyft as of March 31, 2025 and for the three months ended March 31, 2025 and the notes related thereto (incorporated by reference to pages 4 through 18 of Shyft’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (SEC File No. 001-33582), filed with the SEC on April 24, 2025).

99.3
Unaudited pro forma condensed combined balance sheet as of March 31, 2025 and the unaudited pro forma condensed combined income statement for three months ended March 31, 2025 and the year ended December 31, 2024 and the notes related thereto, giving effect to the acquisition of Shyft.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Aebi Schmidt Holding AG has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2025	AEBI SCHMIDT HOLDING AG

	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

	By:	/s/ Marco Portmann
	Name:	Marco Portmann
	Title:	Group CFO